UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

___________

Date of Report (Date of earliest event reported): July 22, 2014

___________

GREENHUNTER RESOURCES, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-33893 (Commission File Number)	20-4864036 (IRS Employer Identification No.)

1048 Texan Trail GRAPEVINE, TEXAS (Address of principal executive offices)	76051 (Zip Code)

Registrant’s telephone number, including area code: (972) 410-1044

___________

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

The Company announced today that it has filed with the Internal Revenue Service a request for a ruling that income derived by a newly formed Limited Partnership (“MLP”) for the handling of fluid storage, treatment and disposal services, frac tank rental, water monitoring services, and environmental remediation services that constitute a part of the exploration, developmental, mining, processing, refining, and transportation of natural resources will in fact constitute “Qualified Income” under certain sections of the Internal Revenue Code of 1986, as amended.

The Company’s press release, dated July 22, 2014, is incorporated herein by reference as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

     (d)     Exhibits.

Exhibit Number	Exhibit Title

99.1	Press Release dated July 22, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENHUNTER RESOURCES, INC.

Date: July 22, 2014	By:	/s/ Morgan F. Johnston
Sr. Vice President, General Counsel
and Secretary

Exhibit Number	Exhibit Title

99.1	Press Release dated July 22, 2014